EXHIBIT 32.1

CERTIFICATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER
PURSUANT TO 18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-K of the Federal Home Loan Bank of Seattle (“Seattle Bank”) for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven R. Horton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Seattle Bank.

Date: March 23, 2011

Federal Home Loan Bank of Seattle

By:	/s/ Steven R. Horton
Steven R. Horton
Acting President and Chief Executive Officer